                                                                   Exhibit 10.45

                         AMENDMENT AND SUPPLEMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

                  AGREEMENT, made as of this 19th day of August, 1999, by and among:

                  POLYVISION CORPORATION, a New York corporation ("POLYVISION"), POSTERLOID CORPORATION, a Delaware corporation ("POSTERLOID"), GREENSTEEL, INC., a Delaware corporation ("GREENSTEEL") (each of PolyVision, Posterloid and Greensteel, a "BORROWER" and collectively, the "BORROWERS");

                  The financial institutions which have executed the signature pages annexed hereto (individually, a "LENDER PARTY" and collectively, the "LENDER PARTIES");

                  UNION BANK OF CALIFORNIA, N.A., as syndication agent;

                  FLEET NATIONAL BANK, as European Letter of Credit Bank, Initial Issuing Bank, Swing Line Bank and Administrative Agent (in its capacity as Administrative Agent, together with its successors in such capacity, the "ADMINISTRATIVE AGENT");

                  WHEREAS:

                  (A) The Borrowers are indebted to the Lender Parties pursuant to a Credit Agreement dated as of November 20, 1998 (as amended by Amendment No. 1 to Credit Agreement dated as of December 30, 1998, and as it is hereby and as it may hereafter from time to time be further amended, modified or supplemented, the "CREDIT AGREEMENT");

                  (B) The Borrowers have requested and the Lender Parties and the Administrative Agent have agreed, upon the terms and conditions set forth herein, (i) to permit the acquisition by PolyVision, of 100% of the issued and outstanding capital stock of A. Lawer Corporation, a California corporation ("NELSON ADAMS") from the "Sellers" as identified in the Stock Purchase Agreement dated May 17, 1999 relating to such proposed transaction (collectively, the "SELLER") for an aggregate cash purchase price not to exceed Twenty Four Million Dollars ($24,000,000) before fees and expenses and Six Million Dollars ($6,000,000) in the form of Series D Convertible Preferred Stock of PolyVision, (ii) to increase the Term A Facility by an aggregate principal amount of Eleven Million ($11,000,000) Dollars, which amount shall be used to finance, in part, the Nelson Adams Acquisition (as hereinafter defined), (iii) to increase the Term B Facility by an aggregate principal amount of Eleven Million ($11,000,000) Dollars, which amount shall be used to finance, in part, the Nelson Adams Acquisition, (iv) to amend and restate Sections 2.4(a) and 2.4(b) of the Credit Agreement relating to the repayment of the Term A Advances and the Term B Advances, (v) to amend and restate the grid set forth in the definition of "APPLICABLE MARGIN" in the Credit Agreement so as to change the interest rates applicable to the Revolving Credit Advances, the Term A Advances and the Term B Advances, (vi) to reflect the creation of Nelson Adams as a new Subsidiary of

PolyVision (which is expected to be merged into Greensteel immediately subsequent to the Nelson Adams Acquisition (as hereinafter defined) (the "NELSON ADAMS MERGER")) and which is to become a Guarantor under the terms of Credit Agreement and a grantor of liens to the Administrative Agent, (vii) to add new Lenders; and (viii) to revise certain other provisions of the Credit Agreement;

                  (C) PolyVision will pledge the capital stock of Nelson Adams to the Administrative Agent in accordance with the Initial Security Agreement; and

                  (D) All capitalized terms that are used herein without definition and which are defined in the Credit Agreement shall have the respective meanings ascribed thereto therein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                         AMENDMENTS TO CREDIT AGREEMENT.

                  This Amendment and Supplement No. 2 to Credit Agreement shall be deemed to be an amendment and supplement to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment and Supplement No. 2 are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. The Credit Agreement is hereby amended, effective upon the satisfaction of the conditions precedent set forth in Article V hereof, in the following respects:

                  1.1. Article 1, "DEFINITIONS", is amended to insert the following new definitions where alphabetically appropriate:

                  "A. LAWER CORPORATION" means A. Lawer Corporation, a California corporation that became a Wholly-Owned Subsidiary of PolyVision upon the consummation of the Nelson Adams Acquisition and that was subsequently merged into Greensteel on or about the date of Amendment No. 2.

                  "AMENDMENT NO. 2" means Amendment and Supplement No. 2 to this Credit Agreement dated as of August 19, 1999, among the Borrowers, the Lender Parties signatory thereto and the Administrative Agent.

                  "AMENDMENT NO. 2 EFFECTIVE DATE" means the date set forth in Amendment No. 2 as the "Amendment No. 2 Effective Date".

                  "AMENDMENT NO. 2 TERM A BORROWING" means the Term A Advances made by the Term A Lenders pursuant to the Credit Agreement as amended by Amendment No. 2.

                  "AMENDMENT NO. 2 TERM B BORROWING" means the Term B Advances made by the Term B Lenders pursuant to the Credit Agreement as amended by Amendment No. 2.

                  "NELSON ADAMS ACQUISITION" means the acquisition by PolyVision of all of the issued and outstanding capital stock of A. Lawer Corporation, pursuant to the Nelson Adams Stock Purchase Agreement.

                  "NELSON ADAMS ACQUISITION DOCUMENTS" means the Nelson Adams Stock Purchase Agreement and each of the other agreements, instruments, and documents executed or delivered by any of the parties thereto or their respective Subsidiaries pursuant thereto or in connection herewith, and all schedules and exhibits related to such agreement including, without limitation, the Escrow Agreement relating thereto.

                  "NELSON ADAMS STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement dated as of May 17, 1999, as amended on July 26, 1999 (as it may from time to time be further amended, supplemented, restated or otherwise modified to the extent not prohibited under this Agreement), by and among PolyVision and the holders of all of the issued and outstanding capital stock of
A. Lawer Corporation, together with all schedules, exhibits and annexed thereto or delivered as a part thereof.

                  "NELSON ADAMS TRANSACTION" means the transactions contemplated by the Nelson Adams Acquisition Documents and by Amendment No. 2.

                  1.2. The grid set forth in the definition of "APPLICABLE MARGIN" is amended and restated to read as follows:

                              Applicable Margin for
                  REVOLVING CREDIT ADVANCES AND TERM A ADVANCES

   Applicable Margin for     Applicable Margin for          Consolidated Debt to
 Eurodollar Rate Advances     Prime Rate Advances               Ebitda Ratio
 ------------------------     -------------------               ------------
            3%                       1.75%            Equal to or greater than 4.5:1.0

           2.75%                     1.50%            Equal to or greater than
                                                      4.0:1.0 but less than 4.5:1.0

           2.50%                     1.25%            Equal to or greater than
                                                      3.5:1.0 but less than 4.0:1.0

           2.25%                       1%             Less than 3.5:1.0

                      APPLICABLE MARGIN FOR TERM B ADVANCES

  Applicable Margin for    Applicable Margin for      Consolidated Debt to
Eurodollar Rate Advances    Prime Rate Advances           Ebitda Ratio
------------------------    -------------------           ------------
          3.50%                    2.25%              Equal to or greater than 4.0:1.0
          3.25%                     2%                Less than 4.0:1.0

                  1.3. The definition of "Fiscal Year" is amended to change "April 30" to read "December 31".

                  1.4. The definition of "Material Adverse Effect" is amended to add immediately following the words "on the Closing Date" the words "and after giving effect to the consummation of the Nelson Adams Acquisition on the Amendment No. 2 Effective Date".

                  1.5. The definition of "Existing Debt" is amended and restated to read "means Debt of the Borrowers and their Subsidiaries outstanding immediately before giving effect to the Transaction and (as of the date of Amendment No. 2) the Nelson Adams Transaction and described in SCHEDULE 4.19(A)."

                  1.6. Section 2.1(a), "THE TERM A ADVANCES", is amended and restated to read as follows:

                  (a) THE TERM A ADVANCES. (i) The Borrowers acknowledge that each of the Term A Lenders (other than Union Bank of California, N.A, Greater Bay Corporate Finance, a division of Cupertino National Bank (hereinafter, "GREATER BAY") and SunTrust Bank, Atlanta (hereinafter, "SUNTRUST"), which became Lenders pursuant to Amendment No. 2) has made a Term A Advance to the Borrowers on the Closing Date (or assumed a portion thereof by assignment thereafter) in an amount equal to such Term A Lender's Term A Commitment as in effect on such date (or as assumed by such Lender after the Closing by assignment). Each Term A Lender (other than Union Bank of California, N.A,

                  Greater Bay and SunTrust) severally agrees, on the terms and conditions hereinafter set forth, to make a second Term A Advance to the Borrowers on the Amendment No. 2 Effective Date which shall constitute a refinancing of the existing Term A Advances. Each of Union Bank of California, N.A, Greater Bay and Sun Trust severally agrees, on the terms and conditions hereinafter set forth, to make a Term A Advance to the Borrowers on the Amendment No. 2 Effective Date; (ii) each aforementioned Term A Advance to be in the principal amount equal to such Lender's Term A Commitment as it exists on the effectiveness of Amendment No. 2, with the aggregate increase of the Term A Advances being $11,000,000. Each Term A Borrowing shall consist of Term A Advances made simultaneously by the Term A Lenders ratably according to their Term A Commitments as in effect on the date of the relevant Term A Borrowing. Amounts borrowed under this Section 2.1(a) and repaid or prepaid may not be reborrowed.

                  1.7. Section 2.1(b), "THE TERM B ADVANCES", is amended and restated to read as follows:

                  (b) THE TERM B ADVANCES. (i) The Borrowers acknowledge that each of the Term B Lenders (other than Union Bank of California, N.A., Greater Bay and SunTrust, which became Lenders pursuant to Amendment No. 2) has made a Term B Advance to the Borrowers on the Closing Date (or assumed a portion thereof by assignment thereafter) in an amount equal to such Term B Lender's Term B Commitment as in effect on such date (or as assumed by such Lender after the Closing by assignment). Each Term B Lender (other than Union Bank of California, N.A., Greater Bay and SunTrust) severally agrees, on the terms and conditions hereinafter set forth, to make a second Term B Advance to the Borrowers on the Amendment No. 2 Effective Date which shall constitute a refinancing of the existing Term B Advances. Each of Union Bank of California, N.A, Greater Bay and SunTrust severally agrees, on the terms and conditions hereinafter set forth, to make a Term B Advance to the Borrowers on the Amendment No. 2 Effective Date; (ii) each aforementioned Term B Advance to be in the principal amount equal to such Lender's Term B Commitment as it exists on the effectiveness of Amendment No. 2, with the aggregate increase of the Term B Advances being $11,000,000. Each Term B Borrowing shall consist of Term B Advances made simultaneously by the Term B Lenders ratably according to their Term B Commitments as in effect on the date of the relevant Term B Borrowing. Amounts borrowed under this Section 2.1(b) and repaid or prepaid may not be reborrowed.

                  1.8. Section 2.1(d) is amended to insert the words "Revolving Credit" prior to the words "Termination Date" in the last sentence of such section. Section 2.1(d) is also amended to replace the phrase "this Section 2.1 (e)" each time it appears in such section with the phrase "this Section 2.1(d)."

                  1.9. Section 2.1(e) is amended to replace the phrase "this
Section 2.1(f)" each time it appears in such section with "this section 2.1(e)."

                  1.10. (a) The grid set forth in Section 2.4(a) relating to repayment of Term A Advances, is amended and restated to read as follows:

--------------------------------------------------------------------------------
                           Date                                     Amount
                           ----                                     ------
--------------------------------------------------------------------------------
October 31, 1999                                                 $ 206,554.09
--------------------------------------------------------------------------------
Each of January 31, April 30, July 31 and October 31, 2000       $649,887.84
--------------------------------------------------------------------------------
Each of January 31, April 30, July 31 and October 31, 2001       $774,415.51
--------------------------------------------------------------------------------
Each of January 31, April 30, July 31 and October 31, 2002       $865,316.56
--------------------------------------------------------------------------------
Each of January 31, April 30, July 31 and October 31, 2003      $1,212,163.52
--------------------------------------------------------------------------------
Each of January 31, April 30, July 31 and October 31, 2004       $284,010.47
--------------------------------------------------------------------------------

                           (b) The grid set forth in Section 2.4(b) relating to
repayment of Term B Advances, is amended and restated to read as follows:

--------------------------------------------------------------------------------
                           Date                                    Amount
                           ----                                    ------
--------------------------------------------------------------------------------
October 31, 1999                                                 $65,000.00
--------------------------------------------------------------------------------
Each of January 31, April 30, July 31 and October 31, 2000       $77,500.00
thereafter continuing until (and including) October 31,
2003
--------------------------------------------------------------------------------
Each of January 31, April 30, July 31 and October 31, 2004     $1,610,273.00
--------------------------------------------------------------------------------
Each of January 31, April 30, July 31 and October 31, 2005     $5,785,352.00
--------------------------------------------------------------------------------

                  1.11. Section 2.6(b)(i), "PREPAYMENTS", is amended as follows:
(a) to insert in the first line immediately after the words "Fiscal Year" the following "(commencing December 31, 1999)";

                  (b) to change the proviso to delete clauses (B) and (C) thereof, to delete the "(A)" (but not the text of clause (A)) and to change the semi-colon at the conclusion of the remaining proviso to a period.

                  1.12. Section 2.6(b)(iv), "PREPAYMENTS", is amended to add a new sentence at the conclusion thereof to read as follows:

                  Within fifteen (15) days after receipt by PolyVision of any sums held in escrow under the escrow agreement executed in connection with the Nelson Adams Acquisition, to the extent that such sums are not required to be paid to a third party or to cover expenses of the Borrowers incurred in connection with an indemnity claim relating to the Nelson Adams Acquisition, the Borrowers shall prepay the outstanding Advances in an amount equal to one hundred percent (100%) of such sums.

                  1.13. Section 2.14, "USE OF PROCEEDS" is amended and restated to read as follows:

                  SECTION 2.14 USE OF PROCEEDS. (a) The proceeds of the Advances and issuances of Letters of Credit (other than the Advances made on the Amendment No. 2 Effective Date) shall be available, and the Borrowers shall use such proceeds and Letters of Credit solely (i) to finance in part the AIG Acquisition, (ii) to pay fees and expenses incurred in connection with the AIG Acquisition and the Transaction, and
                  (iii) to finance working capital and capital expenditures of the Borrowers, but not in any event to finance the Nelson Adams Acquisition, nor shall any Revolving Credit Advances be borrowed in anticipation of the Nelson Adams Acquisition, and
                  (b) the proceeds of the Term A Borrowing and the Term B Borrowing made on the Amendment No. 2 Effective Date shall be used to finance, in part, the Nelson Adams Acquisition, and to refinance the Term A Borrowing and the Term B Borrowing made on the Closing Date.

                  1.14. Sections 4.27 and 11.4(b) are amended to add immediately following the words "Transaction" or "Transactions" the phrase "or the Nelson Adams Transaction."

                  1.15. Section 5.15, "PERFORMANCE OF AIG ACQUISITION DOCUMENTS", is amended to add immediately following the words "AIG Acquisition Document", the first time they appear in Section 5.15, the following: "(which capitalized term shall, for purposes of this Section 5.15, be deemed to include reference to the Nelson Adams Acquisition Documents)".

                  1.16. A new Section 5.22 is added to the Credit Agreement to read in its entirety as follows:

                  5.22 NELSON ADAMS FINANCIALS. The Lender Parties shall have received on or before the date which is 75 days following the consummation of the Nelson Adams Acquisition, audited financial statements for Nelson Adams' fiscal years ended 1996, 1997 and 1998 prepared by Arthur Andersen LLP, in form and substance (excluding in immaterial respects) satisfactory to the Required Lenders.

                  1.17. Section 6.6, "INVESTMENTS IN OTHER PERSONS", is amended to delete the final indented paragraph at the conclusion thereof following subsection (i).

                  1.18. Section 6.7, "DIVIDENDS, ETC." is amended to insert in clause (d) immediately after the words "preferred stock" the following:
"(excluding, however, the Series D Preferred Stock)".

                  1.19. Section 6.12, "AMENDMENT, ETC. OF AIG ACQUISITION DOCUMENTS", is amended to add immediately following the words "AIG Acquisition Document", the first time they appear in Section 6.12, the following: "(which capitalized term shall, for purposes of this Section 6.12, be deemed to include reference to the Nelson Adams Acquisition Documents)".

                  1.20. Section 6.17, "CAPITAL EXPENDITURES", is amended to change the chart set forth therein to read in its entirety as follows:

                       Period                      Amount
                       ------                      ------
         Fiscal Year ended December 31, 1999     $3,000,000.00

         Fiscal Year ended December 31, 2000     $3,000,000.00

         Each Fiscal Year thereafter             $3,500,000.00

                  1.21. A new Section 6.24 is added to the Credit Agreement to read in its entirety as follows:

                  6.24 LOYALTY PAYMENTS AND INCENTIVE PLAN PAYMENTS. The Borrowers will not, and will not permit any of their Subsidiaries, to
         (a) make any Loyalty Payments, as such term is defined in Section 11 of the amendment to the Nelson Adams Stock Purchase Agreement dated July 26, 1999("the Nelson Adams Amendment"), or (b) make any payments pursuant to the existing Nelson Adams Incentive Plan including, without limitation, any payments described in Section 5 of the Nelson Adams Amendment, unless

         (i) no Default or Event of Default would exist after making any such Loyalty Payments or Nelson Adams Incentive Plan payments and (ii) the Borrowers are in compliance with the financial covenants set forth in
         Article 8 for the period ending March 31, 2000 and the reporting requirements set forth in Section 7.3 for the period ending March 31, 2000.

                  1.22. Sections 8.1, 8.2 and 8.3, "CONSOLIDATED DEBT TO EBITDA RATIO" and "INTEREST COVERAGE RATIO" and "FIXED CHARGE COVERAGE RATIO", are amended and restated in their entireties to read in each case as follows:

                  8.1 CONSOLIDATED DEBT TO EBITDA RATIO. Maintain as of the end of each fiscal quarter of the Borrowers a Consolidated Debt to EBITDA Ratio of not more than the ratio set forth below:

           ---------------------------------------------------------------------
           Date of Determination:                                Maximum Ratio
           ---------------------------------------------------------------------
           September 30, 1999                                    5.00 to 1.0
           ---------------------------------------------------------------------
           December 31, 1999                                     5.00 to 1.0
           ---------------------------------------------------------------------
           March 31, 2000                                        4.75 to 1.0
           ---------------------------------------------------------------------
           June 30, 2000                                         4.75 to 1.0
           ---------------------------------------------------------------------
           September 30, 2000                                    4.25 to 1.0
           ---------------------------------------------------------------------
           December 31, 2000                                     4.25 to 1.0
           ---------------------------------------------------------------------
           March 31, 2001                                        4.25 to 1.0
           ---------------------------------------------------------------------
           June 30, 2001                                         4.25 to 1.0
           ---------------------------------------------------------------------
           September 30, 2001                                    3.75 to 1.0
           ---------------------------------------------------------------------
           December 31, 2001                                     3.75 to 1.0
           ---------------------------------------------------------------------
           March 31, 2002                                        3.75 to 1.0
           ---------------------------------------------------------------------
           June 30, 2002                                         3.75 to 1.0
           ---------------------------------------------------------------------
           September 30, 2002                                    3.25 to 1.0
           ---------------------------------------------------------------------
           December 31, 2002                                     3.25 to 1.0
           ---------------------------------------------------------------------
           March 31, 2003                                        3.25 to 1.0
           ---------------------------------------------------------------------
           June 30, 2003                                         3.25 to 1.0
           ---------------------------------------------------------------------
           September 30, 2003 through (and including) September  2.75 to 1.0
           30, 2005
           ---------------------------------------------------------------------

                  PROVIDED, HOWEVER, that for purposes of calculating EBITDA for the most recently completed four fiscal quarters of the Borrowers ending on each of the following dates, there shall be added to such EBITDA the amounts set forth next to such dates (representing in each case estimated cost savings resulting from the AIG Acquisition and the Nelson Adams Acquisition):

           --------------------------------------------------------------------
           Date                                                   Amount
           --------------------------------------------------------------------
           September 30, 1999                                     $2,500,000
           --------------------------------------------------------------------
           December 31, 1999                                      $1,500,000
           --------------------------------------------------------------------
           March 31, 2000                                         $   750,000
           --------------------------------------------------------------------


                                       9

           ---------------------------------------------------------------------
           June 30, 2000                                          $   500,000
           --------------------------------------------------------------------
           September 30, 2000                                     $   250,000
           --------------------------------------------------------------------

         Section 8.2 INTEREST COVERAGE RATIO. Maintain as of each date set forth below, a ratio of (i) EBITDA for the most recently completed four fiscal quarters of the Borrowers to (ii) Consolidated Interest Expense (to the extent paid in cash during such period) for such period of not less than the ratio set forth below for such period:

           ---------------------------------------------------------------------
           Date of Determination:                                 Minimum Ratio
           ---------------------------------------------------------------------
           September 30, 1999                                     2.00 to 1.0
           ---------------------------------------------------------------------
           December 31, 1999                                      2.20 to 1.0
           ---------------------------------------------------------------------
           March 31, 2000                                         2.20 to 1.0
           ---------------------------------------------------------------------
           June 30, 2000                                          2.20 to 1.0
           ---------------------------------------------------------------------
           September 30, 2000                                     2.50 to 1.0
           ---------------------------------------------------------------------
           December 31, 2000                                      2.50 to 1.0
           ---------------------------------------------------------------------
           March 31, 2001                                         2.50 to 1.0
           ---------------------------------------------------------------------
           June 30, 2001                                          2.50 to 1.0
           ---------------------------------------------------------------------
           September 30, 2001                                     2.50 to 1.0
           ---------------------------------------------------------------------
           December 31, 2001                                      3.00 to 1.0
           ---------------------------------------------------------------------
           March 31, 2002                                         3.00 to 1.0
           ---------------------------------------------------------------------
           June 30, 2002                                          3.00 to 1.0
           ---------------------------------------------------------------------
           September 30, 2002 through (and including) September   3.50 to 1.0
           30, 2005
           ---------------------------------------------------------------------

                  Notwithstanding the foregoing: (a) if, as at any date (a "CALCULATION DATE"), fewer than four complete fiscal quarters have elapsed subsequent to the Amendment No. 2 Effective Date, Interest Expense shall be calculated only for the portion of such period commencing on the Amendment No. 2 Effective Date and ending on the calculation date and shall then be annualized by multiplying the amount of such Interest Expense by a fraction, the numerator of which is 365 and the denominator of which is the number of days during the period commencing on the date immediately following the Amendment No. 2 Effective Date through and including the calculation date; and

                  (b) for purposes of calculating EBITDA for the most recently completed four fiscal quarters of the Borrowers ending on each of the following dates, there shall be added to such EBITDA the amounts set forth next to such dates (representing in each case estimated cost savings resulting from the AIG Acquisition and the Nelson Adams Acquisition):

           ---------------------------------------------------------------------
           Date                                                   Amount
           ---------------------------------------------------------------------
           September 30, 1999                                     $2,500,000
           ---------------------------------------------------------------------
           December 31, 1999                                      $1,500,000
           ---------------------------------------------------------------------
           March 31, 2000                                         $   750,000
           ---------------------------------------------------------------------


                                       10

           ---------------------------------------------------------------------
           June 30, 2000                                          $   500,000
           ---------------------------------------------------------------------
           September 30, 2000                                     $   250,000
           ---------------------------------------------------------------------

         Section 8.3 FIXED CHARGE COVERAGE RATIO. Maintain as of the end of each fiscal quarter of the Borrowers a Fixed Charge Coverage Ratio for the most recently completed four fiscal quarters of the Borrowers of not less than the following ratios for the requisite periods set forth below:

           ---------------------------------------------------------------------
           Four Fiscal Quarters ending on:
           ---------------------------------------------------------------------
           Each September 30, December 31, March 31 and June 30   1.15 to 1.0
           after the Amendment No. 2 Effective Date and
           continuing through (and including) September 30, 2003
           ---------------------------------------------------------------------
           Each December 31, March 31, June 30 and September 30   1.10 to 1.0
           commencing on December 31, 2003 and continuing
           through (and including) September 30, 2005
           ---------------------------------------------------------------------

                  Notwithstanding the foregoing: (a) (i) if any portion of the period for which the Fixed Charge Coverage Ratio is being determined shall occur prior to the Amendment No. 2 Effective Date, and in any event through the period ending June 30, 2000 the aggregate amount of Interest Expense and taxes paid or payable by the Borrowers and their Subsidiaries shall be calculated only for the portion of such period commencing on the Amendment No. 2 Effective Date and ending on the last day of such period (the "CALCULATION DATE") and shall then be annualized by multiplying the amount of such Interest Expense or taxes by a fraction, the numerator of which is 365 and the denominator of which is the number of days during the period commencing on the day immediately following the Amendment No. 2 Effective Date through and including the calculation date and
(ii) if any portion of the period for which the Fixed Charge Coverage Ratio is being determined shall occur on or prior to September 30, 2000, the scheduled amortization of Debt for such period shall be deemed to be $2,453,717.60 or BEF43,601,707.11 (to be calculated in U.S. Dollars at the current exchange rate.)

                  (b) for purposes of calculating EBITDA for the most recently completed four fiscal quarters of the Borrowers ending on each of the following dates, there shall be added to such EBITDA the amounts set forth next to such dates (representing in each case estimated cost savings resulting from the AIG Acquisition and the Nelson Adams Acquisition:

           ---------------------------------------------------------------------
           Date                                                   Amount
           ---------------------------------------------------------------------
           September 30, 1999                                     $2,500,000
           ---------------------------------------------------------------------
           December 31, 1999                                      $1,500,000
           ---------------------------------------------------------------------
           March 31, 2000                                         $   750,000
           ---------------------------------------------------------------------
           June 30, 2000                                          $   500,000
           ---------------------------------------------------------------------


                                       11

           ---------------------------------------------------------------------
           September 30, 2000                                     $   250,000
           ---------------------------------------------------------------------

                  1.23. Section 9.3, "EVENTS OF DEFAULT" is amended to insert immediately after the reference to "5.21" the following: "or 5.22".

                  1.24. Section 11.4(b) is amended to add immediately following the words "AIG Acquisition" the words "the Nelson Adams Acquisition."

                  1.25. Schedule I to the Credit Agreement is replaced by
Schedule I annexed hereto as EXHIBIT A.

                  1.26. The Schedules annexed hereto as part of Schedule 1 shall be deemed respectively to replace the Schedules of the respective corresponding number presently attached to the Credit Agreement.

                  1.27. Section 11.7(a)(i), "ASSIGNMENTS AND PARTICIPATIONS" is amended and restated to read in its entirety as follows: "(i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of the respective Facility assigned;"

                                   ARTICLE II.
                ADDITION OF NEW LENDERS; CHANGES IN COMMITMENTS.

                  2.1. (a) The parties hereto hereby acknowledge and confirm that immediately upon the Amendment No. 2 Effective Date (as defined in Article V below) (i) each of Union Bank of California, N.A., Greater Bay Corporate Finance, a division of Cupertino National Bank (hereinafter referred to as "GREATER BAY") and SunTrust Bank, Atlanta (hereinafter referred to as "SUNTRUST") (each of Union Bank of California, N.A., Greater Bay and SunTrust, a "NEW LENDER" and together, the "NEW LENDERS"), shall become a party to the Credit Agreement (including any amendments thereto) and shall have the rights and obligations of a Lender thereunder .

                  (b) Each of the New Lenders (i) confirms that it has received a copy of the Credit Agreement and all amendments thereto, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement, (ii) agrees that it will independently and without reliance upon the Administrative Agent or any Lender other than itself, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Credit Agreement, (iii) acknowledges that neither the Administrative Agent nor any Lender makes any representation or warranty nor does the Administrative Agent or any Lender assume any responsibility with respect to (a) any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or (b) the financial condition of the Borrowers or any other Loan Party, or the performance or observance by the Borrowers or any other Loan Party of any of their Obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto, (iv) appoints and authorizes the Administrative Agent to take such action as its agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (v) agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Credit Agreement, are required to be performed by it as a Lender.

                  2.2. (a) Commencing as of the Amendment No. 2 Effective Date, the Term A Commitment of each of the Term A Lenders shall be changed, and
Schedule I to the Credit Agreement shall be deemed amended and restated to reflect the respective new amounts set forth opposite the name of each of the Term A Lenders on EXHIBIT A annexed hereto.

                           (b) Commencing as of the Amendment No. 2 Effective
Date, the Term B Commitment of each of the Term B Lenders shall be changed, and
Schedule I to the Credit Agreement shall be deemed amended and restated to reflect the respective new amounts set forth opposite the name of each of the Term B Lenders on EXHIBIT A annexed hereto.

                           (c) Commencing as of the Amendment No. 2 Effective
Date, the Revolving Credit and European Letter of Credit Commitment of each of the Revolving Credit Lenders shall be changed, and Schedule I to the Credit Agreement shall be deemed amended and restated to reflect the respective new amounts set forth opposite the name of each of the Revolving Credit Lenders on EXHIBIT A annexed hereto.

                  2.3 (a) The Borrowers shall, simultaneously with the execution and delivery of this Amendment No. 2, execute and deliver in favor of (i) each of Union Bank of California, N.A., Greater Bay and SunTrust, a Term A Note, substantially in the form of Exhibit D to the Credit Agreement, in principal amount equal to the Term A Commitment of such Lender as shown on EXHIBIT A annexed hereto, and (ii) each of the Term A Lenders whose Term A Commitment is changing, a substitute Term A Note substantially in the form of Exhibit D to the Credit Agreement, (collectively, all of the above-described Term A Notes are defined as the "NEW TERM A Notes"), whereupon each Term A Lender whose Term A Commitment is changing shall return its existing Term A Note to the Borrowers marked "Replaced by New Term A Note."

                           (b) The Borrowers shall, simultaneously with the
execution and delivery of this Amendment No. 2, execute and deliver in favor of
(i) each of Union Bank of California, N.A., Greater Bay and SunTrust, a Term B Note, substantially in the form of Exhibit E to the Credit Agreement, in principal amount equal to the Term B Commitment of such Lender as shown on EXHIBIT A annexed hereto, and (ii) each of the Term B Lenders whose Term B Commitment is changing, a substitute Term B Note substantially in the form of Exhibit E to the

Credit Agreement, (collectively, all of the above-described Term B Notes are defined as the "NEW TERM B Notes"), whereupon each Term B Lender whose Term B Commitment is changing shall return its existing Term B Note to the Borrowers marked "Replaced by New Term B Note."

                  (c) In order to reflect the reallocation among the Lenders of Revolving Credit Commitments and their percentage shares and relative outstanding amounts of Revolving Credit Advances, and in order to evidence the Revolving Credit Advances made by each of the Revolving Credit Lenders under the Revolving Credit Commitment as amended hereby, the Borrowers shall execute and deliver to each of the Revolving Credit Lenders a new note substantially in the form attached to the Credit Agreement as Exhibit C, reflecting the Revolving Credit Commitment of such Revolving Credit Lender as amended hereby, dated the Amendment No. 2 Effective Date and otherwise duly completed (the "NEW REVOLVING CREDIT NOTES"), whereupon each Revolving Credit Lender whose Revolving Credit
Note is being replaced shall return its existing Revolving Credit Note to the Borrowers marked "Replaced by New Revolving Credit Note."

                  (d) In order to effect the foregoing, the Lenders shall, on the Amendment No. 2 Effective Date, make appropriate adjustments among themselves in order that the amount of Advances outstanding to the Borrowers from any Lender under the Credit Agreement is, in principal amount (as of the Amendment No. 2 Effective Date), in the same proportion to the outstanding aggregate principal amount of all Advances of the respective type that such Lender's respective Commitment for such type of Advances bears to the Aggregate Commitments for such Advances, after giving effect to the amendments effected hereby. Each Borrower and each of the other Loan Parties agrees and consents to the terms of this paragraph. Any and all costs associated with any breakage of interest periods in order to effectuate the transactions contemplated by this Amendment shall be borne jointly and severally by the Borrowers.

                  2.4 All references in the Credit Agreement, Loan Documents and all other instruments, documents and agreements executed and delivered pursuant to any of the foregoing, to "the ratable benefit of the Lender Parties", "pro rata", or terms of similar effect shall be deemed to refer to the ratable interests of the Lender Parties, as their respective ratable interests shall be adjusted to reflect the changes in the Term A Commitment, Term B Commitment, Revolving Credit Commitment and the European Letter of Credit Commitment of each of the Lenders as set forth on EXHIBIT A annexed hereto.

                                  ARTICLE III.
                               CONSENT AND WAIVER.

                  3.1. Notwithstanding any provisions of the Credit Agreement to the contrary, on the terms and conditions of this Amendment No. 2, the Lender Parties and the Administrative Agent hereby consent to (a) the acquisition by PolyVision of 100% of the issued and outstanding capital stock (the "ACQUIRED STOCK") of Nelson Adams upon the terms and conditions set forth in the Nelson Adams Acquisition Documents (as defined in Section 1.1 hereof and hereafter, the "NELSON ADAMS ACQUISITION DOCUMENTS") (the "NELSON ADAMS ACQUISITION"); and (b) the Nelson Adams Merger upon the terms and conditions set forth in the Nelson Adams Merger Documents, and subject, FURTHER, to the fulfillment, to the satisfaction of the Lender Parties and the Administrative Agent, of the conditions precedent set forth in Article V hereof.

                  3.2. The Administrative Agent and the Lender Parties acknowledge that simultaneously with the execution and delivery of this Amendment No. 2: (a) PolyVision has pledged and delivered to the Administrative Agent, for the ratable benefit of the Lender Parties, stock certificates, together with stock powers executed in blank, representing all of the outstanding capital stock of Nelson Adams and (b) Nelson Adams has executed and delivered to the Administrative Agent appropriate supplements to the Subsidiary Guaranty, the Initial Security Agreement and the Intellectual Property Security Agreement.

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES.

                  The Borrowers jointly and severally represent and warrant to the Administrative Agent and the Lender Parties that:

                  4.1. There exists no Default or Event of Default under the Credit Agreement, as amended hereby, as of the date hereof.

                  4.2. Each and every one of the representations and warranties set forth in Article 4 (before and after giving effect to the amendments thereto effected by this Amendment No. 2) of the Credit Agreement is true in all respects as if made on the date hereof, except (a) for changes in the ordinary course of business not prohibited by the Credit Agreement, none of which, either singly or in the aggregate, have had a Material Adverse Effect on the Borrowers and their Subsidiaries taken as a whole provided that the exception set forth in this clause (a) shall not be deemed to qualify the representations and warranties made regarding Nelson Adams (as confirmed in the following clause
(b)); and (b) that certain amended Schedules to the Credit Agreement are attached hereto as Schedule 1 to this Amendment No. 2, and, to the extent that any of such representations or warranties apply to any Guarantor, whether as a "Guarantor", a "Loan Party" or otherwise, each such representation and warranty shall be deemed to apply to Nelson Adams (hereinafter called the "NEW GUARANTOR").

                  4.3. Each Loan Party (a) to the extent it is a party thereto, has all requisite corporate power and authority to execute and deliver this Amendment No. 2, the New Term A Notes, the New Term B Notes, the New Revolving Credit Notes (collectively, all of the foregoing Notes are referred to herein as the "NEW NOTES"), the Subsidiary Guaranty, the Initial

Security Agreement, the Intellectual Property Security Agreement (or supplements to the foregoing, as applicable), the amendment to the Security Agreement contemplated by Section 5.5 hereof, and each other agreement, instrument or document contemplated to be executed or delivered by the Borrowers, the New Guarantor or any other Loan Party pursuant to this Amendment No. 2 (all such agreements, instruments and documents contemplated to be executed or delivered in connection herewith by any Loan Party are sometimes hereinafter referred to collectively, together with this Amendment No. 2, as the "NEW DOCUMENTS") and to consummate the transactions contemplated hereby and thereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of the New Documents and the consummation of the transactions contemplated hereby and thereby (including by the Credit Agreement as amended hereby).

                  4.4. Neither execution and delivery of the New Documents by any Loan Party nor the consummation by it of the transactions contemplated hereby and thereby (including by the Credit Agreement as amended hereby) (a) conflict with, or result in any breach or violation of any provision of, the certificate of incorporation or by-laws of any Loan Party, (b) conflict with or result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens granted or permitted by the Collateral Documents or the Credit Agreement, as amended and supplemented to date) under any of the terms, conditions or provisions of any loan agreement, indenture, mortgage, deed of trust, lease or other material contract, instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties, or (c) violate any law (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award.

                  4.5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is or will be required for (a) the due execution, delivery, recordation, filing or performance by any Loan Party of the New Documents to which it is or is to be a party, or for the consummation of the Nelson Adams Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created by the Collateral Documents (including the first and only priority nature thereof, subject to Permitted Liens) or (d) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on SCHEDULE 4.4 to the Credit Agreement, as amended hereby, all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Transaction have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Transaction or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

                  4.6. This Amendment No. 2, the New Notes and the other New Documents have each been duly executed and delivered by each Loan Party that is a party thereto and each of them and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

                  4.7. The Liens and security interests granted pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Borrowers to the Administrative Agent and the Lender Parties under the Credit Agreement, as amended hereby, whether or not expressly so stated in the Collateral Documents, and the terms "Obligations", "Debt" and "Indebtedness" as used in such Collateral Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers to the Administrative Agent and the Lender Parties) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the New Notes and the Credit Agreement as amended hereby. No new filings or recordings are required in order to maintain the existing perfection or priority of the Liens in favor of the Administrative Agent purportedly granted by the Collateral Documents, or to secure the portions of the Advances increased or refinanced pursuant to this Amendment No. 2.

                  4.8. (a) The Borrowers and each other Loan Party thereto has the corporate power to execute and deliver each of the Nelson Adams Acquisition Documents (defined in Section 1.1 hereof) and each of the Nelson Adams Merger Documents (as defined in Section 1.1 hereof) to which it is or will be a party and to perform such Nelson Adams Acquisition Documents and Nelson Adams Merger Documents.

                           (b) Each Nelson Adams Acquisition Document to which
any Loan Party or any of its respective Subsidiaries is a party has been duly executed and delivered by such Loan Party or such Subsidiary, as the case may be, and, to the best knowledge of the Borrowers, each Nelson Adams Acquisition Document has been duly executed and delivered by the parties thereto other than the Borrowers and their Subsidiaries, and is in full force and effect. The representations and warranties of any Loan Party and each of its respective Subsidiaries contained in each Nelson Adams Acquisition Document to which such Loan Party or such Subsidiary, as the case may be, is a party are true and correct in all material respects on the date hereof and will be true and correct in all material respects on the Closing Date and the Nelson Adams Acquisition Date, as if made on each of such dates, and the Administrative Agent and each Lender Party shall be entitled to rely upon such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to the

Administrative Agent and each Lender Party directly as of the date hereof, the Amendment No. 2 Effective Date, and the date of consummation of the Nelson Adams Acquisition.

                           (c) The execution and delivery by any Loan Party of
each of the Nelson Adams Acquisition Documents and Nelson Adams Merger Documents to which it is or will be a party and the performance by each such Loan Party under each of the Nelson Adams Acquisition Documents and Nelson Adams Merger Documents to which it is or will be a party does not (i) violate any law, rule or regulation (including, without limitation, the Williams Act, Sections 13 and 14 of the Securities Exchange Act of 1934, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the rules and regulations promulgated thereunder) or (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any governmental entity, or any certificate of incorporation or by-laws of or applicable to any Loan Party or create (with or without the giving of notice or lapse of time, or both) a default under or breach of or conflict with any agreement, instrument, ordinance, resolution, decree, determination, award, bond, note, indenture, mortgage, deed of trust, lease, writ, order or judgment to which it is a party or by which it is bound, or any other agreement or instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected (other than any agreement or other instrument of any kind the assets, revenues or liabilities in respect of which do not exceed $100,000 individually or $250,000 in the aggregate with respect to all of the foregoing and the breach thereof or conflict therewith could not have a Material Adverse Effect on Nelson Adams individually or on the Borrowers or their Subsidiaries taken as a whole.), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any Loan Party or any of its Subsidiaries, except for the Liens created and granted or permitted under the Collateral Documents or Credit Agreement, as amended and supplemented to date.

                           (d) Upon consummation of the Nelson Adams
Acquisition, such Acquisition shall have been consummated pursuant to the terms and conditions of the Nelson Adams Acquisition Documents and in compliance with all applicable laws, ownership of all of the Acquired Stock shall have vested in PolyVision free and clear of all Liens, other than those created or permitted by the Collateral Documents or the Credit Agreement, each as amended and supplemented to date. None of PolyVision or any of its Subsidiaries which are parties to any of the Nelson Adams Acquisition Documents has waived compliance by any of the other parties thereto with any term, covenant or condition thereof, and no party thereto has breached any covenant set forth therein or failed to perform any of its obligations thereunder which waiver, breach or failure to perform is of a material term or condition or could reasonably be expected to materially and adversely affect the Acquired Stock or otherwise have a Material Adverse Effect.

                           (e) The copies of the merger plan and agreement
between Greensteel and Nelson Adams dated the date hereof (collectively, the "NELSON ADAMS MERGER AGREEMENTS") and all agreements, instruments, and documents executed and delivered in connection therewith, and all exhibits, annexes and schedules annexed thereto, and all amendments and modifications to any of the foregoing (collectively, all of the foregoing, including the Nelson Adams Merger Agreements, are referred to as the "NELSON ADAMS MERGER DOCUMENTS") heretofore delivered by the Borrowers to the Administrative Agent are true, complete and accurate copies thereof. None of the parties to the Nelson Adams Merger Documents waived compliance by any of the other parties thereto with any term, covenant or condition thereof, and no party thereto has breached any covenant set forth therein or failed to perform any of its obligations thereunder.

                           (f) Simultaneously with the execution and delivery of
this Amendment No. 2, the Nelson Adams Merger shall have been consummated pursuant to the Nelson Adams Merger Documents and applicable law. Upon such consummation all of the assets and properties of Nelson Adams shall have been vested in Greensteel, subject to the liabilities of Nelson Adams. Neither the execution and delivery of the Nelson Adams Merger Documents, nor the performance by any party thereto or the Borrowers of any obligations thereunder, or of any obligations of any party thereto incurred by any Borrower by virtue of the Nelson Adams Merger, violate any provision of law or will conflict with or result in a breach of or create (with or without the giving of notice or lapse of time, or both) a default under any agreement to which any party to the Nelson Adams Merger is a party or by which it is bound or any of its properties is affected.

                           (g) Each Nelson Adams Acquisition Document and Nelson
Adams Merger Document to which any Loan Party or any of its respective Subsidiaries is or is to be a party has been duly executed and delivered by such Loan Party or such Subsidiary, as the case may be, and, to the best knowledge of the Borrowers, each Nelson Adams Acquisition Document and Nelson Adams Merger Document has been duly executed and delivered by the parties thereto other than the Borrowers and their Subsidiaries, and is in full force and effect. The representations and warranties of any Loan Party and each of its respective Subsidiaries contained in each Nelson Adams Acquisition Document and Nelson Adams Merger Document to which such Loan Party or such Subsidiary, as the case may be, is or is to be a party are true and correct in all material respects on the date hereof, and the Administrative Agent and each Lender Party shall be entitled to rely upon such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to the Administrative Agent and each Lender Party directly as of the date hereof.

                           (h) True, correct and complete copies of each of the
Nelson Adams Acquisition Documents and Nelson Adams Merger Documents have been delivered to the Administrative Agent, and as of the Amendment No. 2 Effective Date, each of the Nelson Adams Acquisition and the Nelson Adams Merger shall have been consummated in accordance therewith, and no party thereto shall have waived any material term or condition contained therein.

                           (i) Each Nelson Adams Acquisition Document to which
any Loan Party or the Seller is a party, when duly executed and delivered by such Loan Party and the Seller, constitutes the valid and legally binding obligation of each such Loan Party or (to the best knowledge of the Borrowers) the Seller, as the case may be, enforceable in accordance with its terms.

                           (j) Each Nelson Adams Merger Document to which any
Loan Party or Nelson Adams is a party, when duly executed and delivered by such Loan Party and Nelson Adams, constitutes the valid and legally binding obligation of each such Loan Party, enforceable in accordance with its terms.

                           (k) No Borrower and none of Borrower's Subsidiaries
is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrowers, nor the consummation of any of the transactions contemplated by this Amendment No.2 or any Nelson Adams Acquisition Document will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder or any takeover, disclosure or other federal, state or foreign securities law or Regulations T, U or X of the Federal Reserve Board. No Borrower is subject to regulation under any federal, state or foreign statute or regulation which limits its ability to incur Debt.

                  4.9. FINANCIAL STATEMENTS. The consolidated balance sheets of Nelson Adams as at the fiscal years ended 1996, 1997 and 1998 and the related consolidated statements of income and statements of cash flows of Nelson Adams for the Fiscal Year then ended, accompanied by an opinion of Arthur Andersen and the unaudited Consolidated balance sheet of Nelson Adams as applicable as at December 31, 1998, and the related unaudited Consolidated statement of income and Consolidated statement of cash flows of Nelson Adams for the twelve months ended June 30, 1999, duly certified by the chief financial officer of Nelson Adams, copies of which have been furnished to each Lender Party, fairly present, or when delivered, shall fairly present, subject, in the case of said interim balance sheet, statements of income and cash flows, to normal year-end audit adjustments, the Consolidated financial condition of Nelson Adams as at such dates and the Consolidated results of the operations of Nelson Adams for the period ended on such date, all in accordance with GAAP applied on a consistent basis, and, since December 31, 1998 there has been no change which could reasonably be expected to result in a Material Adverse Effect.

                  4.10. PRO FORMA FINANCIAL STATEMENTS; PROJECTIONS. (a) The Consolidated pro forma balance sheet of the Borrowers and their Subsidiaries as at June 30, 1999 and the related Consolidated pro forma statement of income and cash flows of the Borrowers and their Subsidiaries for the period then ended, certified by the chief executive officer or chief financial officer of each Borrower, copies of which have been furnished to each Lender Party, fairly present the Consolidated pro forma financial condition of the Borrowers and their Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrowers and their Subsidiaries for the period ended on such date, in each case after giving effect to the Nelson

Adams Acquisition, all in accordance with GAAP (to the extent that pro forma information can comply with GAAP).

                  (b) The projections delivered on the Amendment No. 2 Effective Date have been prepared on the basis of the assumptions accompanying them and reflect as of the date thereof the Borrowers' good faith projections, after reasonable analysis, of the matters set forth therein, based on such assumptions (it being understood that projected financial information is not to be viewed as facts and that the actual results during the period or periods covered thereby may differ from the projected results and that the differences may be material).

                  4.11. ACCURATE INFORMATION. None of the information, exhibits or reports furnished by any Loan Party or any of the European Borrowers to the Administrative Agent or any Lender Party in connection with Amendment No. 2 contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

                                   ARTICLE V.
                                   CONDITIONS.

                  The effectiveness of this Amendment No. 2 shall be subject to the fulfillment by the Borrowers, in a manner satisfactory to the Administrative Agent and the Lender Parties, of all of the conditions precedent set forth in this Article V, and the date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Lender Parties, and this Amendment No. 2 shall have become effective, shall be herein called the "AMENDMENT NO. 2 EFFECTIVE DATE":

                  5.1. Each of the parties hereto shall have executed and delivered this Amendment No. 2 to the Administrative Agent.

                  5.2. (a) The representations and warranties contained herein and each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender Party pursuant hereto or to the Credit Agreement shall be correct on and as of the date hereof after giving effect to this Amendment No. 2 as though made on and as of such date except to the extent modified hereby and (b) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 2 Effective Date or would result from the taking effect of this Amendment No. 2, or the transactions contemplated hereby, including the Nelson Adams Acquisition or the Nelson Adams Merger.

                  5.3. The Borrowers shall have:

                  (a) executed and delivered to each of the Term A Lenders its respective New Term A Note, in form and substance satisfactory to the Administrative Agent and the Lender Parties;

                  (b) executed and delivered to each of the Term B Lenders its respective New Term B Note, in form and substance satisfactory to the Administrative Agent and the Lender Parties;

                  (c) executed and delivered to each of the Revolving Credit Lenders its respective New Revolving Credit Note, in form and substance satisfactory to the Administrative Agent and the Lender Parties;

                  (d) on the Amendment No. 2 Effective Date, paid to the Administrative Agent, (i) for the ratable benefit of the Lender Parties who were party to the Credit Agreement prior to the Amendment No. 2 Effective Date, a 0.25% fee that shall be payable to such Lender Parties PRO RATA on any Commitments (including without limitation the European Letter of Credit Commitments) as in effect immediately prior to the effectiveness of this Amendment No. 2; and (ii) for the benefit of KBC as lender under the KBC Loan Agreements, a 0.25% fee that shall be payable to KBC (in U.S. Dollars and by payment made in New York) on
         (A) the aggregate amount of KBC's Commitments under the KBC Loan Agreements minus (B) the aggregate European Letter of Credit, in each case as such Commitments are computed based on the Dollar Equivalent thereof as of the date prior to the required payment date;

                  (e) paid to the Administrative Agent any and all fees payable to the Administrative Agent pursuant to the terms of any separate letter agreement with any Borrowers;

                  (f) paid all reasonable legal (U.S. and foreign) and other out-of-pocket expenses incurred by Fleet in connection with the transactions contemplated by or referred to in this Amendment No. 2, and in connection with the merger of PolyVision Belgium N.V. with and into Alliance Europe N.V. and amendments relating to the KBC Loan Agreements, including, without limitation, out-of-pocket due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, audit, consultant, search, filing and recording fees, as well as all expenses of the Administrative Agent in connection with the administration of the loan documentation;

                  (g) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrowers in connection herewith.

                  5.4. The Administrative Agent shall have received, on or before the date hereof, the following, each in form and substance satisfactory to the Administrative Agent:

                           (a) copies of the resolutions of the Board of
Directors of the Borrowers and APV, certified by a Responsible Officer thereof, authorizing (i) the execution, delivery and performance by the Borrowers and APV of this Amendment No. 2 and the other New Documents; (ii) the Nelson Adams Acquisition and the execution, delivery and consummation of the Nelson Adams Acquisition Documents to which any of the Borrowers or APV is or is to be a party, and (iii) the Nelson Adams Merger and the execution, delivery and consummation of the Nelson Adams Merger Documents;

                           (b) long-form good standing certificates of recent
date for each of the Borrowers from the Secretary of State of its state of incorporation and the state in which its chief executive office is located;

                           (c) a certificate signed on behalf of each of the
Borrowers and APV by a Responsible Officer and the Secretary or an Assistant Secretary of each of the Borrowers and APV, certifying the names and true signatures of the officers of such Borrower or APV authorized to sign the New Documents, together with evidence of the incumbency of such authorized officers; a compliance certificate executed by a Responsible Officer of each of the Borrowers and APV dated the Amendment No. 2 Effective Date certifying that the conditions set forth in Section 5.2 and otherwise in this Article V (as they pertain to such Borrower or APV) have been satisfied.

                  5.5. With respect to the New Guarantor, the Administrative Agent shall have received each of the following duly executed by the New Guarantor, and otherwise in form and substance satisfactory to the Administrative Agent:

                           (a) a Subsidiary Guaranty (or supplement or agreement
of joinder to the existing Subsidiary Guaranty) guarantying to the Administrative Agent and the Lender Parties the prompt payment, when and as due, of all Obligations of the Loan Parties under the Loan Documents, including all obligations under any Hedge Agreements or other hedging agreements;

                           (b) a Security Agreement (or supplement or agreement
of joinder to the existing Initial Security Agreement) granting to the Administrative Agent, for the ratable benefit of the Secured Parties, a first and only (subject to Permitted Liens) priority security interest in all of the personal property and assets of the New Guarantor, together with:

                                    (i) proper, duly executed financing
statements under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only (subject to Permitted Liens) priority Liens and security interests created under the Initial Security Agreement, covering the Collateral described in the Initial Security Agreement;

                                    (ii) to the extent required by the
Administrative Agent, completed requests for information, dated on or before the Amendment No. 2 Effective Date, listing all effective financing statements filed that name the New Guarantor as debtor, together with copies of such financing statements;

                                    (iii) evidence of the completion of all
other recordings and filings of or with respect to the Initial Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby;

                                    (iv) evidence of the insurance required by
the terms of the Initial Security Agreement;

                                    (v) copies of the Assigned Agreements, if
any, referred to in the Initial Security Agreement, together with a consent (to the extent required by the Administrative Agent) to such assignments, if any, in substantially the form of Exhibit B to the Initial Security Agreement, duly executed by each party to such Assigned Agreements other than the New Guarantor; and

                                    (vi) evidence that all other action that the
Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only (subject to Permitted Liens) priority liens and security interests created under the Initial Security Agreement has been taken by the New Guarantor, INCLUDING, without limitation payment of all necessary or appropriate filing and recording fees and taxes;

                           (c) an Intellectual Property Security Agreement (or a
supplement or joinder to the existing Intellectual Property Security Agreement) granting to the Administrative Agent for the ratable benefit of the Secured Parties a first and only priority security interest in all of the New Guarantor's owned intellectual property, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority Liens and security interests created under the Intellectual Property Security Agreement has been taken;

                           (d) (1) mortgages and leasehold mortgages (as applicable) on such owned and leased real property as the Administrative Agent may require sufficient for recording in all places to the extent necessary or desirable, in the reasonable judgment of the Administrative Agent to create a valid and enforceable first priority lien on each Mortgaged Property listed on Schedule 4.21 to the Credit Agreement (as amended hereby) (subject only to Permitted Real Property Encumbrances) in favor of the Administrative Agent (or a trustee therefor) for the benefit of the Secured Parties; together with such title insurance, reports, surveys and consents as the Administrative Agent may require in connection therewith, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority Liens and security interests created under such mortgages has been taken;

                                    (2) If required by the Administrative Agent,
         mortgagee title insurance policies (or binding commitments to issue such title insurance policies) which shall (1) be issued to the Administrative Agent for the benefit of the Secured Parties by title insurance companies reasonably satisfactory to the Administrative Agent (the "MORTGAGE POLICIES") in amounts reasonably satisfactory to the Administrative Agent insuring that the Mortgages are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects, encumbrances and other Liens except Permitted Real Property Encumbrances, (2) be in form and substance reasonably satisfactory to the Administrative Agent, (3) include, as appropriate, an endorsement for future advances under this Agreement, the Notes and the Mortgages and such other endorsements that the Administrative Agent in its discretion may reasonably request, (4) not include an exception for mechanics' liens, and (5) provide for affirmative insurance and such reinsurance (including direct access agreements) as the Administrative Agent in its discretion may reasonably request; and

                                    (3) If required by the Administrative Agent,
         surveys, in form and substance satisfactory to the Administrative Agent, of each Mortgaged Property listed on SCHEDULE 4.21, dated a recent date reasonably acceptable to the Administrative Agent, certified by a licensed professional surveyor in a manner satisfactory to the Administrative Agent for the benefit of the Lenders.

                           (e) certified copies of the bylaws of the New
Guarantor and of resolutions of the Board of Directors of the New Guarantor approving the Credit Agreement and the Nelson Adams Merger, approving this Amendment No. 2 and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Credit Agreement, this Amendment No. 2, the Nelson Adams Acquisition, the Nelson Adams Merger and each other Loan Document;

                           (f) a copy of the charter of the New Guarantor and
each amendment thereto, certified (as of a date reasonably near the date of the Amendment No. 2 Effective Date) by the Secretary of State of the jurisdiction of its incorporation as being a true and correct copy thereof;

                           (g) a copy of a certificate of the Secretary of State
of the jurisdiction of the New Guarantor's incorporation, dated within twenty
(20) Business Days of the date of the Amendment No. 2 Effective Date, listing the charter of the New Guarantor and each amendment thereto on file in its office and certifying that (A) such amendments are the only amendments to the New Guarantor's charter on file in its office, (B) to the extent obtainable, that the New Guarantor has paid all franchise taxes to the date of such certificate and (C) the New Guarantor is duly incorporated and in good standing or existing, as the case may be, under the laws of the jurisdiction of its incorporation;

                           (h) a copy of a certificate of the Secretary of State
of each State (if any) listed for the New Guarantor on Schedule 4.2 to the Credit Agreement (as amended and restated in the form annexed hereto as part of Schedule 1) dated reasonably near the Amendment No. 2 Effective Date, stating that the New Guarantor is duly qualified and in good standing or existence as a foreign corporation in such State and has filed all annual reports required to be filed to the date of such certificate;

                           (i) a certificate of the Secretary or an Assistant
Secretary of the New Guarantor certifying the names and true signatures of the officers of the New Guarantor authorized to sign this Amendment No. 2, and each other Loan Document to which it is or is to be a party; and

                           (j) such financial, business and other information
regarding the New Guarantor as any of the Lender Parties shall have reasonably requested.

                  5.6. PolyVision shall have taken all action necessary to allow the Administrative Agent to obtain a valid and enforceable, first and only priority, perfected security interest in 100% of the outstanding capital stock of the New Guarantor, and delivered or caused to be delivered to the Administrative Agent certificates representing such pledged shares accompanied by undated stock powers executed in blank and irrevocable proxies, and the Initial Security Agreement shall have been amended to reflect the foregoing, upon terms and conditions reasonably satisfactory to the Administrative Agent.

                  5.7. (a) The Administrative Agent shall have received copies of the Nelson Adams Acquisition Documents which shall be certified as true, correct and complete by a Responsible Officer of PolyVision, and shall be satisfactory to the Administrative Agent and the Lender Parties in all respects;

                           (b) The Nelson Adams Acquisition shall have been
consummated (prior to or simultaneously with the Amendment No. 2 Effective Date) pursuant to the terms and conditions of the Nelson Adams Stock Purchase Agreement for an aggregate cash amount at the Amendment No. 2 Effective Date not exceeding $24 million (before fees and expenses;

                           (c) Upon the Administrative Agent's request, the
Borrowers and Nelson Adams shall have delivered to the Administrative Agent the original of all instruments, documents and chattel paper, and all other Collateral of which the Administrative Agent determines it should have physical possession in order to perfect its security interest therein, duly pledged, endorsed or assigned to the Administrative Agent without restriction;

                           (d) (i) The Borrower and Nelson Adams shall have
obtained and delivered to the Administrative Agent landlord waivers, in form and substance reasonably satisfactory to the Administrative Agent, with respect to any Inventory or other tangible Collateral located at a location that is not owned by the Borrowers or their Subsidiaries, (except in respect of immaterial amounts as described by the Borrowers to the Administrative Agent in writing prior to the Amendment No. 2 Effective Date); (ii) delivered to the Administrative Agent warehouse receipts covering any portion of the Inventory or other Collateral located in warehouses and for which warehouse receipts are issued, (except in respect of immaterial amounts as described by the Borrowers to the Administrative Agent in writing prior to the

Amendment No. 2 Effective Date); and (iii) taken all such other actions and obtained all such other agreements as the Administrative Agent may reasonably deem necessary or desirable in respect of any Collateral, and otherwise complied with the provisions of Section 5.13 of the Credit Agreement;

                  5.8. The Nelson Adams Merger shall be consummated on the Amendment No. 2 Effective Date immediately after consummation of the Nelson Adams Acquisition pursuant to the terms and conditions of the Nelson Adams Merger Documents, and the Administrative Agent shall have received certified copies of each of the Nelson Adams Merger Documents, each of which shall be satisfactory to the Administrative Agent and in full force and effect.

                  5.9. PolyVision shall have issued to the Seller Series D Convertible Preferred Stock of PolyVision as payment for $6 million of the aggregate purchase price of the Acquired Stock and the terms of such Series D Convertible Preferred Stock shall be satisfactory to the Administrative Agent and the Lender Parties and shall prohibit payment of dividends on or redemption of such Series D Convertible Preferred Stock (i) while any of the Commitments is outstanding; (ii) while any Advance or Letter of Credit remains outstanding and
(iii) until full and complete performance of all of any Borrowers' or any other Loan Party's other obligations arising under the Credit Agreement, as amended hereby.

                  5.10. The Lender Parties shall have received the following all of which shall be satisfactory in form and substance to the Lender Parties, together with a compliance certificate executed by the Chief Financial Officer of each of the Borrowers certifying compliance with financial covenants set forth in the Credit Agreement:

                           (a) pro forma consolidated balance sheet and income
statement (for the preceding twelve months) of PolyVision and its Subsidiaries and Nelson Adams as of June 30, 1999 as if giving effect to consummation of the Nelson Adams Acquisition and the making of the Term A Borrowing and Term B Borrowing on the Amendment No. 2 Effective Date and reflecting that no indebtedness owed by Nelson Adams prior to the Nelson Adams Acquisition remains outstanding except for capital leases and purchase money security interests;

                           (b) projections for the Borrowers and their
Subsidiaries commencing with the six-month period ending 12/31/99 through Fiscal Year ended 12/31/06.

                           (c) A computation in detail of consolidated pro forma
trailing twelve-month EBITDA for PolyVision and all of its Subsidiaries and Nelson Adams for the period ended June 30, 1999 which shall not be less than $17.5 million (exclusive of any add-backs for cost savings (unless actually realized during such period) associated with the Nelson Adams Acquisition, the acquisition of AIG, and any non-recurring expenses); and

                           (d) A computation of the Consolidated Debt to EBITDA
Ratio, including in Consolidated Debt the debt evidenced by the Junior Subordinated Note, demonstrating that such Ratio is not greater than 4.8:1 on the Amendment No. 2 Effective Date and a computation of the Consolidated Debt to EBITDA Ratio, excluding the Junior Subordinated Note, demonstrating that such Ratio is not greater than 4.5:1 on the Amendment No. 2 Effective Date (and in each case such Ratio shall be calculated in the same manner as is set forth in Section 8.1 of the Credit Agreement).

                  5.11. Alpine shall have contributed not less than Two Million ($2,000,000) Dollars cash to PolyVision to fund a portion of the Nelson Adams Acquisition on terms and conditions satisfactory to the Administrative Agent.

                  5.12. All governmental and third party consents and approvals necessary in connection with each aspect of the Nelson Adams Acquisition, the Nelson Adams Merger and the Facilities shall have been obtained, including, without limitation, the consent of holders of the Senior Subordinated Notes (without the imposition of any conditions that are not acceptable to the Lender Parties) and shall remain in effect; all applicable waiting periods shall have expired without any adverse action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon any aspect of the Nelson Adams Acquisition, the Nelson Adams Merger or the Facilities.

                  5.13. There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental or regulatory agency or authority that purports to adversely affect any aspect of the Nelson Adams Acquisition or the Senior Credit Facilities.

                  5.14. The Lender Parties shall have received all additional financial, business and other information regarding the Borrowers and Nelson Adams and their respective properties and assets as they shall have reasonably requested, and environmental surveys and reports and assessments prepared by third parties acceptable to the Administrative Agent and the Lender Parties, and all of the foregoing shall be acceptable to the Lender Parties; the Borrowers shall have demonstrated to the reasonable satisfaction of each Lender Party that: (i) the operations of Nelson Adams and its Subsidiaries comply in all material respects with applicable environmental, health and safety statutes and regulations, including, without limitation, regulations promulgated under the Federal Resource Conservation and Recovery Act, and (ii) such operations are not the subject of any federal, state or local investigation evaluating the need for remedial action involving an expenditure exceeding $100,000 in the aggregate to respond to a release or threatened release of any toxic or hazardous waste or substance into the environment.

                  5.15. The Borrowers shall have delivered a certificate, in form and substance reasonably satisfactory to the Administrative Agent and the Lender Parties, attesting to the

Solvency of the Borrowers immediately before and immediately after giving effect to the Nelson Adams Acquisition, from the chief financial officer of each of the Borrowers.

                  5.16. Advances then outstanding under the Revolving Credit Facility for the Borrowers minus the amount of cash of PolyVision (on a consolidated basis including its Domestic Subsidiaries but not including Nelson Adams) on the Amendment No. 2 Effective Date shall not exceed $4,000,000.

                  5.17. The Administrative Agent shall have received a favorable written opinion of Greenberg Traurig, counsel to the Borrowers and APV, and of Jeffrey Hartman, counsel to Nelson Adams, and of such other counsel (including foreign counsel) as the Administrative Agent may reasonably require, as to such matters relating to the transactions contemplated by this Amendment No. 2 (including the Nelson Adams Acquisition (and absence of any required governmental consent in connection therewith) and the Nelson Adams Merger) and the Collateral Documents executed by the New Guarantor in form and substance as the Lender Parties may reasonably request.

                  5.18. Amendments to the KBC Loan Agreements, in form and substance satisfactory to the Administrative Agent, shall have been duly executed and delivered and all conditions precedent to the effectiveness thereof shall have been satisfied.

                  5.19. All proceedings in connection with the transactions contemplated by this Amendment No. 2 including each of the Nelson Adams Acquisition and the Nelson Adams Merger, and all documents incidental thereto shall be reasonably satisfactory to the Administrative Agent and the Lenders, and each such Person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.

                                   ARTICLE VI.
             ACKNOWLEDGMENTS, CONFIRMATIONS AND GENERAL AMENDMENTS.

                  6.1. APV hereby (i) acknowledges and consents to this Amendment No. 2 (whether or not its consent is required); (ii) confirms and agrees that the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and all references in any such Subsidiary Guaranty to "the Credit Agreement," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment No. 2; (iii) confirms and agrees that the "Guaranteed Obligations" as defined in such Subsidiary Guaranty include the Obligations of the Borrowers to the Lender Parties under the Credit Agreement as amended by this Amendment No. 2, and under the New Notes; and (iv) confirms and agrees that the Liens and security interests granted by it pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of APV to the Lender Parties and the Administrative Agent under the Subsidiary Guaranty, including without limitation, the Guaranteed Obligations which obligations include the obligations of the Borrowers under the New Notes and the Credit Agreement as amended hereby.

                  6.2. All references in the Credit Agreement and every other agreement, instrument and document executed and delivered by each of the Loan Parties in connection therewith, including, without limitation, any of the Collateral Documents, to "Credit Agreement" and "Agreement", as applicable, and also, in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement as amended and supplemented hereby.

                  6.3. All references in the Credit Agreement, the Collateral Documents or any other agreement, instrument and document executed and delivered in connection therewith to "Notes" shall be deemed to include, without limitation, the New Term A Notes, the New Term B Notes and the New Revolving Credit Notes.

                  6.4. All references in the Credit Agreement, the Collateral Documents or any other agreement, instrument or document executed and delivered in connection therewith to the "Term A Advances", "Term B Advances" or "Advances" (or any other term or terms used in any of such documents to describe or refer to Advances made by the Lender Parties to the Borrowers under the Credit Agreement) shall be deemed to refer to Advances made by the Lender Parties to the Borrowers pursuant to the Credit Agreement as amended and supplemented hereby.

                  6.5. The Credit Agreement, the Collateral Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 2.

                                  ARTICLE VII.
                  CONTINUED EFFECTIVENESS OF CREDIT AGREEMENT.

                  The Credit Agreement and the other agreements to which the Borrowers are parties delivered in connection herewith or with the Credit Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof (a) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 2 and (b) all references in the Credit Agreement and such other agreements to which the Borrowers are parties to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the

Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 2.

                                  ARTICLE VIII.
                                 MISCELLANEOUS.

                  8.1. Except as specifically amended herein, the Credit Agreement shall remain in full force and effect in accordance with its terms.

                  8.2. This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York.

                  8.3. No modification or waiver of or with respect to any provisions of this Amendment No. 2 and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lender Parties from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrowers in any case shall, of itself, entitle them to any other or further notice or demand in similar or other circumstances. This Amendment No. 2, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrowers, the Administrative Agent and the Lender Parties, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

                  8.4. The provisions of this Amendment No. 2 are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment No. 2 in any jurisdiction.

                  8.5. This Amendment No. 2 may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  8.6. This Amendment No. 2 shall be binding upon and inure to the benefit of the Borrowers and their respective successors and to the benefit of the Administrative Agent and the Lender Parties and their respective successors and assigns. The rights and obligations of the Borrowers under this Amendment No. 2 shall not be assigned or delegated without the prior written consent of the Lender Parties, and any purported assignment or delegation without such consent shall be void.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed on the date first above written.

                                            POLYVISION CORPORATION

                                            By: /s/ Joseph A. Menniti
                                                -------------------------
                                            Name:  Joseph A. Menniti
                                            Title: CEO

                                            POSTERLOID CORPORATION

                                            By /s/ Joseph A. Menniti
                                                -------------------------
                                            Name:  Joseph A. Menniti
                                            Title: President

                                            GREENSTEEL, INC.

                                            By /s/ Joseph A. Menniti
                                                -------------------------
                                            Name:  Joseph A. Menniti
                                            Title:  President

                                            FLEET NATIONAL BANK,
                                            as Administrative Agent, as European
                                            Letter of Credit Bank, as Initial
                                            Issuing Bank, as Swing Line Bank,
                                            and as a Lender

                                            By /s/ John A. Skrobe
                                               ---------------------
                                            Name:  John A. Skrobe
                                            Title: Vice President

                                            UNION BANK OF CALIFORNIA, N.A.
                                            and as syndication agent

                                            By: /s/ Hagop V. Jazmadarian
                                                ----------------------------
                                            Name:  Hagop V. Jazmadarian
                                            Title: Vice President

                                            KBC BANK N.V.,
                                            as a Lender under the Credit
                                            KBC Agreement and each of the Loan
                                            Agreements

                                            By /s/ Ann E. Hardy
                                               ------------------------
                                            Name:  Ann E. Hardy
                                            Title: Vice President

                                            By /s/ Robert Snauffer
                                               ------------------------
                                            Name:  Robert Snauffer
                                            Title: First Vice President

                                            SOVEREIGN BANK

                                            By: /s/ Joseph Becker
                                                ---------------------
                                            Name:  Joseph Becker
                                            Title: Vice President

                                            GREATER BAY CORPORATE FINANCE, A
                                            DIVISION OF CUPERTINO NATIONAL BANK

                                            By: /s/ Timothy E. Canevascini
                                                ------------------------------
                                            Name:  Timothy E. Canevascini
                                            Title: Vice President

                                            SUNTRUST BANK, ATLANTA

                                            By: /s/ Dyrc McLeod
                                                -----------------------
                                            Name:  Dyrc McLeod
                                            Title: Associate

                                            SUNTRUST BANK, ATLANTA

                                            By: /s/ Susan M. Hass
                                                -----------------------
                                            Name:  Susan M. Hass
                                            Title: Director

THE UNDERSIGNED, WHETHER OR NOT CONSENT IS REQUIRED IN RESPECT OF ANY OF THE FOREGOING, HEREBY CONFIRMS, AGREES TO AND ACCEPTS THE TERMS OF THIS AMENDMENT NO. 2 AND CONFIRMS THE TRUTH AND ACCURACY OF THE REPRESENTATIONS AND WARRANTIES RELATING TO ANY OF THE UNDERSIGNED.

                                            APV, INC.

                                            By /s/ Joseph A. Menniti
                                               ------------------------
                                            Name:  Joseph A. Menniti
                                            Title: President

                                            A. LAWER CORPORATION

                                            By /s/ Joseph A. Menniti
                                               ------------------------
                                            Name:  Joseph A. Menniti
                                            Title: President

                           EXHIBIT A TO AMENDMENT AND
                    SUPPLEMENT NO. 2 TO THE CREDIT AGREEMENT

                                   SCHEDULE I
                               TO CREDIT AGREEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES

------------------------------------------------------------------------------------------------------------------------------------
                         REVOLVING CREDIT
                            COMMITMENT                                                          SWINGLINE
                        (LETTERS OF CREDIT                                    EUROPEAN          COMMITMENT           DOMESTIC
                              ARE A             TERM A         TERM B     LETTER OF CREDIT  (A SUBLIMIT OF THE       LENDING
    NAME OF LENDER       SUBLIMIT OF THE      COMMITMENT     COMMITMENT      COMMITMENT      REVOLVING CREDIT         OFFICE
                            REVOLVING                                                          COMMITMENT)
                       CREDIT COMMITMENTS)
------------------------------------------------------------------------------------------------------------------------------------
  Fleet National Bank     $2,311,358.43     $3,734,602.83   $7,514,956.15       BEF             $3,000,000    One Federal Street
                                                                           80,813,700.50                      Boston, Massachusetts
                          (LC = 24.3% x                                                                       02110
                         $5,000,000.00 =                                                                      Fax:      (617)
                          $1,215,000.00)                                                                                346-4375
                                                                                                              Phone:   (617)
                                                                                                              346-4388
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------


                             EURODOLLAR
                               LENDING
    NAME OF LENDER             OFFICE


----------------------------------------------
  Fleet National Bank   One Federal Street
                        Boston,
                        Massachusetts 02110
                        Fax:      (617)
                                  346-4375
                        Phone:    (617)
                                  346-4388
----------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         REVOLVING CREDIT
                            COMMITMENT                                                          SWINGLINE
                        (LETTERS OF CREDIT                                    EUROPEAN          COMMITMENT           DOMESTIC
                              ARE A             TERM A         TERM B     LETTER OF CREDIT  (A SUBLIMIT OF THE       LENDING
    NAME OF LENDER       SUBLIMIT OF THE      COMMITMENT     COMMITMENT      COMMITMENT      REVOLVING CREDIT         OFFICE
                            REVOLVING                                                          COMMITMENT)
                       CREDIT COMMITMENTS)
------------------------------------------------------------------------------------------------------------------------------------
     KBC Bank N.V.        $1,273,331.46     $2,057,399.32   $4,140,002.67       BEF                 $0        125 West 55th Street
                                                                                 0                            10th Floor
                          (LC = 13.4% x                                                                       New York, New York
                         $5,000,000.00 =                                                                      10019
                           $670,000.00)                                                                       Fax:  (212) 541-0793
                                                                                                              Phone: (212) 541-0704

------------------------------------------------------------------------------------------------------------------------------------
    Sovereign Bank        $1,720,044.00     $2,779,180.04   $5,592,406.23       BEF                 $0        50 Rowes Wharf
                                                                           162,007,863.42                     Suite 430
                          (LC = 18.1% x                                                                       Boston, MA 02110
                         $5,000,000.00 =                                                                      Fax:  (617)
                           $905,000.00)                                                                       Phone:  (617)
------------------------------------------------------------------------------------------------------------------------------------
 Greater Bay Corporate    $1,078,782.72     $1,743,055.05   $3,507,463.27       BEF                 $0        1255 Treat Boulevard
Finance, a division of                                                     101,608,611.39                     Suite 160
Cupertino National Bank   (LC = 11.4% x                                                                       Walnut Creek, CA 94596
                         $5,000,000.00 =                                                                      Fax: (925)-944-7035
                           $570,000.00)                                                                       Phone: (925)-979-7255

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
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                              EURODOLLAR
                                LENDING
    NAME OF LENDER              OFFICE


-----------------------------------------------
     KBC Bank N.V.       125 West 55th Street
                         10th Floor
                         New York, New York
                         10019
                         Fax:  (212) 541-0793
                         Phone:  (212)
                         541-0704
-----------------------------------------------
    Sovereign Bank       50 Rowes Wharf
                         Suite 430
                         Boston, MA 02110
                         Fax:  (617)
                         Phone:  (617)
-----------------------------------------------
 Greater Bay Corporate   1255 Treat Boulevard
Finance, a division of   Suite 160
Cupertino National Bank  Walnut Creek, CA
                         94596
                         Fax: (925)-944-7035
                         Phone: (925)-979-7255
-----------------------------------------------

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                         REVOLVING CREDIT
                            COMMITMENT                                                          SWINGLINE
                        (LETTERS OF CREDIT                                    EUROPEAN          COMMITMENT           DOMESTIC
                              ARE A             TERM A         TERM B     LETTER OF CREDIT  (A SUBLIMIT OF THE       LENDING
    NAME OF LENDER       SUBLIMIT OF THE      COMMITMENT     COMMITMENT      COMMITMENT      REVOLVING CREDIT         OFFICE
                            REVOLVING                                                          COMMITMENT)
                       CREDIT COMMITMENTS)
------------------------------------------------------------------------------------------------------------------------------------
     Union Bank of        $1,558,241.70     $2,517,746.19   $5,066,335.84       BEF                 $0        445 South Figueroa
   California, N.A.                                                        146,767,994.23                     Street
                          (LC = 16.4% x                                                                       18th Floor
                         $5,000,000.00 =                                                                      Los Angeles, CA 90071
                           $820,000.00)                                                                       Fax: (213)-236-7636
                                                                                                              Phone: (213) 236-5562
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SunTrust Bank, Atlanta    $1,558,241.70     $2,517,746.19   $5,066,335.84       BEF                 $0        25 Park Place
                                                                           146,767,994.23                     26th Floor
                          (LC = 16.4% x                                                                       Atlanta, GA 30303
                         $5,000,000.00 =                                                                      Fax: (404) 575-2693
                           $820,000.00)                                                                       Phone: (404) 724-3446

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
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                             EURODOLLAR
                               LENDING
    NAME OF LENDER             OFFICE


----------------------------------------------
     Union Bank of      445 South Figueroa
   California, N.A.     Street
                        18th Floor
                        Los Angeles, CA 90071
                        Fax: (213)-236-7636
                        Phone: (213) 236-5562
----------------------------------------------
SunTrust Bank, Atlanta  25 Park Place
                        26th Floor
                        Atlanta, GA
                        30303
                        Fax: (404) 575-2693
                        Phone: (404) 724-3446
----------------------------------------------